EXHIBIT 10.88



                    SECOND amendment to employment agreement

         This Second Amendment to Employment Agreement (this "Second Amendment"), by and between Workflow Management, Inc., a Delaware corporation (the "Company") and Michael L. Schmickle ("Employee"), is made and entered into effective as of August 28, 2003.

                                    RECITALS

         WHEREAS, the Company and Employee are parties to both that certain Employment Agreement, dated as of May 1, 2001 and that certain First Amendment to Employment Agreement dated as of December 23, 2002 (collectively, the "Amended Employment Agreement");

         WHEREAS, the Company and Employee desire to amend the Amended Employment Agreement subject to the terms and conditions set forth herein; and

         WHEREAS, all capitalized terms used but not defined in this Second Amendment shall have the meanings given them in the Amended Employment Agreement.

                                   AGREEMENTs

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Employee agree as follows:

         1. Within Section 3 of the First Amendment to Employment Agreement, the sentence reading "The Retention Bonus is payable in two installments: (i) $100,000 payable on January 1, 2003; and (ii) the remainder payable on June 1, 2004; subject to the following provisions," is deleted in its entirety and replaced with the following:

         "The Retention Bonus is payable in three installments: (i) $100,000 payable on January 1, 2003; (ii) $50,000 payable on January 31, 2004; and (iii) the remainder payable on June 1, 2004; subject to the following provisions."

         2. All other provisions of the Amended Employment Agreement shall continue in full force and effect without further modification.

         3. By affixing his signature hereto, the corporate officer of the Company represents and warrants that this Agreement, in its present form, has been fully authorized and agreed to by the Compensation Committee of the Board.

         The undersigned have executed this Second Amendment as of the effective date set forth above.

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WORKFLOW MANAGEMENT, INC.               Employee:



By: /s/ Ann K. Edleman                   /s/ Michael L. Schmickle
    ------------------                   ------------------------
Name:    Ann K. Edleman                  Michael L. Schmickle
Title:   Vice President, Human Resources